UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): February 28, 2008

RxElite, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50299	62-0201385
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1404 North Main, Suite 200 Meridian, Idaho	83642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 288-5550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A to the RxElite, Inc. Form 8-K originally filed with the Securities and Exchange Commission on February 28, 2008 (the “Form 8-K”) amends and restates the Form 8-K in its entirety in order to provide (i) consolidated financial projections for the years ending December 31, 2008 and December 31, 2009 for RxElite, Inc. and all of its subsidiaries and (ii) an updated executive summary of the business of FineTech Laboratories, Ltd. (“FineTech”).

FORWARD-LOOKING STATEMENT NOTICE

This Current Report on Form 8-K contains forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to us that are based on the current beliefs of our management as well as assumptions made by and information currently available to management, including those related to the markets for our products, general trends in our operations or financial results, plans, expectations, estimates and beliefs. These statements reflect our judgment as of the date of this Current Report with respect to future events, the outcome of which is subject to risks, which may have a significant impact on our business, operating results or financial condition. Readers are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. We undertake no obligation to update forward-looking statements. The factors that could cause actual results to differ are discussed both below and in both our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission (the “SEC’) on December 31, 2007 and in our other filings made with the SEC.

Risk Factors related to FineTech Pharmaceuticals, Ltd.

The manufacturing facilities of FineTech, our wholly-owned subsidiary, are located in Israel and the unstable political conditions of Israel may cause interruption or suspension of our business operations without warning.

FineTech’s principal manufacturing facilities are located in Israel. As a result, FineTech is directly influenced by the political and economic conditions affecting Israel. Since the establishment of the State of Israel in 1948, a number of armed conflicts have taken place between Israel and its Arab neighbors and, since September 2000, involving the Palestinian population, and a state of hostility, varying in degree and intensity, has led to security and economic problems for Israel and companies based in Israel. Acts of random terrorism periodically occur which could affect FineTech’s operations or personnel.

In addition, Israeli-based companies and companies doing business with Israel have been the subject of an economic boycott by members of the Arab League and certain other predominantly Muslim countries since Israel’s establishment. Although Israel has entered into various agreements with certain Arab countries and the Palestinian Authority, and various declarations have been signed in connection with efforts to resolve some of the economic and political problems in the Middle East, we cannot predict whether or in what manner these problems will be resolved. Also, since the end of September 2000, there has been a marked increase in the level of terrorism in Israel, which has significantly damaged both the Israeli economy and levels of foreign and local investment.

We have significant international operations, including in Israel, which may be adversely affected by acts of terrorism, major hostilities or adverse legislation or litigation.

Significant portions of FineTech’s operations are conducted outside of the United States, and FineTech imports a substantial number of products into the United States. FineTech may, therefore, be directly affected and denied access to our customers by a closure of the borders of the United States for any reason or as a result of other economic, political, and military conditions in the countries in which FineTech’s businesses are located. FineTech may also be affected by currency exchange rate fluctuations and the exchange control regulations of such countries or other political crises or disturbances, which impede access to FineTech’s suppliers.

FineTech’s executive offices and a substantial number of its manufacturing facilities are located in Israel. FineTech’s Israeli operations are dependent upon materials imported from outside of Israel. We also export significant amounts of products from Israel. Accordingly, FineTech’s operations could be materially and adversely affected by acts of terrorism or if major hostilities should occur in the Middle East or trade between Israel and its present trading partners should be curtailed, including as a result of acts of terrorism in the United States or elsewhere. Any such effects may not be covered by insurance.

FineTech is subject to legislation in Israel, primarily relating to patents and data exclusivity provisions, that may prevent FineTech from exporting Israeli-manufactured products in a timely fashion. Additionally, the existence of third-party patents in Israel, with the attendant risk of litigation, may cause FineTech to move production outside of Israel or otherwise adversely affect FineTech’s ability to export certain products from Israel.

Because some of FineTech’s officers are located in non-U.S. jurisdictions, you may have no effective recourse against the management for misconduct and may not be able to enforce judgment and civil liabilities against its officers, experts and agents.

Most of FineTech’s officers are nationals and/or residents of countries other than the United States, and all or a substantial portion of their assets are located outside the United States. As a result, it may be difficult for you to enforce within the United States any judgments obtained against FineTech’s officers or directors, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any U.S. state.

FineTech’s failure to comply with applicable environmental laws and regulations worldwide could adversely impact FineTech’s business and results of operations.

FineTech is subject to laws and regulations concerning the environment, safety matters, regulation of chemicals, and product safety in the countries where FineTech manufactures and sells its products or otherwise operates its business. These requirements include regulation of the handling, manufacture, transportation, use, and disposal of materials, including the discharge of pollutants into the environment. In the normal course of FineTech’s business, FineTech is exposed to risks relating to possible releases of hazardous substances into the environment that could cause environmental or property damage or personal injuries, and that could require remediation of contaminated soil and groundwater. Under certain laws, FineTech may be required to remediate contamination at certain of FineTech’s properties regardless of whether the contamination was caused by FineTech, or by previous occupants of the property.

In recent years, the operations of all companies have become subject to increasingly stringent legislation and regulation related to occupational safety and health, product registration and environmental protection. Such legislation and regulations are complex and constantly changing, and FineTech cannot assure you that future changes in laws or regulations would not require it to install additional controls for certain of FineTech’s emission sources, to undertake changes in its manufacturing processes or to remediate soil or groundwater contamination at facilities where such clean-up is not currently required.

The manufacture of FineTech’s products is highly complex, and sometimes single-sourced, and a supply interruption or delay could adversely affect FineTech’s business, financial condition or results of operations.

The products FineTech markets, distributes, and sells are either manufactured at FineTech’s own manufacturing facilities or, in certain cases, through supply agreements with third parties. Many of FineTech’s products are the result of complex manufacturing processes, and are sometimes dependent on highly specialized raw materials. In addition, for certain of FineTech’s products, and certain key raw materials, FineTech has only a single source of supply. As a result, FineTech can provide no assurances that supply sources will not be interrupted from time to time. For these same reasons, the volume of production of any product cannot be rapidly altered. As a result, if FineTech fails to accurately predict market demand for any of our products, FineTech may not be able to produce enough of the product to meet that demand, which could affect its business, financial condition or results of operations.

Since a single U.S. based pharmaceutical customer represents a majority of FineTech’s Cabergoline revenues, if they were no longer our customer, demanded different terms, or did not accept our future orders, that would have a negative impact on FineTech’s revenues.

A single U.S. based pharmaceuitical company currently is, and for the foreseeable future is expected to remain, FineTech’s largest customer for Cabergoline. Consequently, FineTech’s short-term business plan depends to a significant extent on continuing its relationship with this U.S. based pharmaceuitical company, which may not happen. FineTech does not have any long term or supply agreement for the sale of Cabergoline to this customer and FineTech’s business plans are based upon estimates for orders of Cabergoline from such customer that could be inaccurate. Having a majority of FineTech’s Cabergoline business concentrated in one customer also entails the risk that such customer may demand price concessions and other terms that prevent FineTech from operating profitably, and which could subject FineTech to the risks affecting this customer’s business.

Item 8.01. Other Events.

Pursuant to Section 4(i) of that certain Securities Purchase Agreement, dated as of December 31, 2007, by and among us and the investors listed on the Schedule of Buyers thereto, we are obligated to disclose on or before February 29, 2008 (i) financial projections for the years ending December 31, 2008 and December 31, 2009 and (ii) an executive summary of the business of FineTech. These items are set forth below.

Projections

FineTech Laboratories, Ltd.

	FineTech Laboratories, Ltd. (formerly RxElite Israel)
	For the Year Ending
	December 31,
	2008	2009
Total Sales	$6,000,000	$9,060,000

Cost of Sales:	3,240,000	4,983,000

Gross Profit	2,760,000	4,077,000

Expenses:
Research and development, net	300,000	300,000
Selling and administrative expenses	500,000	750,000
Operating Income (Loss)	1,960,000	3,027,000

Other Income (Loss)	-	-
Net Income (Loss)	$1,960,000	$3,027,000

RxElite, Inc. and FineTech Laboratories, Ltd. (combined)

RxElite, Inc. and FineTech Laboratories, Ltd. (combined)
For the Year Ending
December 31, 2008
Sales	$16,638,500

Gross Margin:	$6,494,700

Expenses	$7,955,000

EBITDA	$(1,460,300)

Interest Payments	$891,187.50

Executive Summary

Company Overview

Our subsidiary FineTech Pharmaceuticals, Ltd. ("FineTech"), which acquired substantially all of the assets and liabilities of FineTech Laboratories, Ltd. on January 4, 2008, develops, contracts for the manufacture, and markets active pharmaceutical ingredients (API's) in specialty generic pharmaceutical markets. FineTech’s business strategy focuses on three key tenets: (1) serve specialty generic pharmaceutical segments; (2) employ low cost manufacturing; and (3) deliver unparalleled customer service defined by consistent supply and a high level of service. FineTech’s marketed and pipeline products are in specialty markets characterized by limited competition, barriers to entry, and good margin opportunities. Barriers to entry in these specialty markets include limited industry capacity, patented manufacturing processes, difficult formulations, and limited sources of active API's. At present, FineTech has a portfolio of 4 drug master files (Cabergoline, Donepezil, Latanoprost and Travaprost) currently available for purchase and a pipeline of 5 additional API's in development that FineTech expects to offer for purchase in the next 1-3 years.

Manufacturing. FineTech manufactures complex, low volume, high value API’s in its facilities in Haifa, Israel. These APIs are developed for production and sale by FineTech, as well as on a contract basis for leading pharmaceutical companies in the U.S., Europe, and Asia.

Sales and Marketing. FineTech’s API products produced in its Haifa, Israel facility are marketed and sold through direct contact with leading pharmaceutical companies around the world, and through participating in major chemical and pharmaceutical conferences around the world.

Research and Product Development. FineTech has a pipeline of 5 complex API’s being internally developed at its Haifa, Israel API manufacturing facility. FineTech plans to expand this pipeline as it is able to identify complex, low volume, high value API’s that are coming off patent in the next 5 years, and have a limited number of competitors.

FineTech also maintains a business development program that identifies potential product acquisitions or product licensing candidates.

Patents, Trademarks and Proprietary Technology

FineTech considers the protection of discoveries in connection with its development and third-party manufacturing activities important to its business. FineTech has sought, and intends to continue to seek, patent protection in the U.S. and selected foreign countries where FineTech deems such protection to be appropriate.

FineTech also relies on trademarks, trade secrets, unpatented proprietary know-how and continuing technological innovation to maintain and develop its competitive position. FineTech enters into proprietary information and confidentiality agreements with certain of its employees pursuant to which such employees agree to assign to FineTech any inventions relating to FineTech’s business made by them while in FineTech’s employ.

Employee Relations

As of February 25, 2008, FineTech had 26 full-time employees. FineTech believes that it enjoys good relations with its employees, none of whom is represented by a collective bargaining agent.

Competition

The companies that compete with FineTech’s API business include Teva, Aurobindo, and several worldwide chemical companies.

The basis of competition is scientific and product development abilities, intellectual property positions, price, service, and the reliability of supply measured by order fulfillment and on-time deliveries. FineTech has a long track record of success spanning more than 10 years in all of these key competitive areas.

Suppliers and Customers

Customers of FineTech’s API business based in Haifa, Israel include major U.S. pharmaceutical companies, and regional European and Asian pharmaceutical companies. The majority of our API sales are accounted for with Cabergoline. The majority of FineTech’s Cabergoline sales are to a single U.S. generic pharmaceutical company. FineTech believes such customer will continue to purchase Cabergoline at the same level as they have over the last two years in the next year, however if they chose to lower their purchases it could have a material negative impact on FineTech’s revenue, business, financial condition and results of operations if FineTech is not able to replace those sales with another buyer in a very short time frame. The sales cycle for API’s is usually 6-18 months. FineTech is working to diversify its API customer base in 2008 and 2009 by offering its API products that are primarily sold in the U.S. to non-U.S. markets that have similar regulations, product demand, and numbers of competitors. FineTech believes the market for its current portfolio of API’s is larger outside of the U.S. than inside the U.S. FineTech can make no assurance that it will be successful in its diversification efforts.

Government Regulations

Pharmaceutical manufacturers and distributors are subject to extensive regulation by government agencies including the FDA, the Drug Enforcement Administration, or DEA, the Federal Trade Commission, and other federal, state, and local agencies. The Federal Food Drug and Cosmetic Act, or FDC Act, the Controlled Substance Act and other federal statues and regulations govern or influence the development, testing, formulations, manufacturing, safety, efficacy, labeling, storage, recordkeeping, approval, marketing, advertising, and promotion of products that we manufacture and market. The FDA inspects drug manufacturers and storage facilities to determine compliance with its cGMP regulations, non-compliance with which can result in fines, recall, and seizure of products, total or partial suspension of production, refusal to approve new drug applications and criminal prosecution. The FDA also has the authority to revoke approval of drug products.

FDA approval is required before a pharmaceutical manufacturing facility can manufacture a pharmaceutical product to be commercialized in the U.S. and pharmaceutical manufacturing facilities are required to operate within the cGMP regulation published by the FDA. New drugs require a new drug application, or NDA, filing including clinical studies demonstrating the safety and efficacy of the drug. In FineTech’s case, generic drugs, which are equivalents of existing, brand name drugs, require an ANDA filing. An ANDA does not, for the most part, require clinical studies because the safety and efficacy of the drug have already been demonstrated by the product originator. However, an ANDA must provide data demonstrating the equivalency of the generic formulation in terms of bioavailability, that the duplicate product is properly manufactured and labeled and is stable after manufacture. ANDA approvals typically take up to two years to obtain from the date of initial application, although the time required by the FDA to review and approve NDAs and ANDAs is variable and beyond FineTech’s control, depending upon the particular drug product and dosage form involved. Furthermore, there can be no assurance that the FDA will approve a particular ANDA at all, or that the FDA will agree that an ANDA is a suitable vehicle through which to secure approval rather than an NDA, which requires the applicant to conduct lengthy clinical trials and to incur substantial costs of development prior to submission. API’s require rigorous development and testing to prove equivalence in different markets around the world. To market an API in the U.S. a Drug Master File (DMF) must be filed with the FDA which meets FDA equivalence and manufacturing guidelines. Development of a new API and obtaining proper regulatory approval can take 2-5 years depending on the complexity of the API. There can be no assurance that regulatory approval will ever be obtained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXELITE, INC.

Dated: February 29, 2008	By: /s/ Earl Sullivan
Name: Earl Sullivan
Title: Chief Operating Officer